                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES

                        PROSPECTUS DATED DECEMBER 1, 2003

            This prospectus gives vital information about the Wilmington Small Cap Core Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

            Please note that this Portfolio:

            -     is not a bank deposit

            - is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

            -     is not federally insured

            - is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency

            -     is not guaranteed to achieve its goals

            Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

PORTFOLIO DESCRIPTION - A LOOK AT THE PORTFOLIO'S GOALS, STRATEGIES, RISKS, FEES
AND EXPENSES.
            Summary ............................................................           3
            Performance Information ............................................           5
            Fees and Expenses ..................................................           6
            Example ............................................................           7
ADDITIONAL INVESTMENT INFORMATION

            Investment Objective ...............................................           8
            Primary Investment Strategies ......................................           8
            The Underlying Series ..............................................           9
            Additional Risk Information ........................................          11
            Financial Highlights ...............................................          14
MANAGEMENT OF THE PORTFOLIO ....................................................          15
SERVICE PROVIDERS ..............................................................          18
SHAREHOLDER INFORMATION

            Pricing of Shares ..................................................          19
            Purchase of Shares .................................................          19
            Redemption of Shares ...............................................          20
            Exchange of Shares .................................................          21
            Distributions ......................................................          22
            Taxes ..............................................................          22
DISTRIBUTION ARRANGEMENTS
            Share Classes ......................................................          23
GLOSSARY .......................................................................          24
FOR MORE INFORMATION ...........................................................          25


 For information about key terms and concepts, please refer to the "Glossary."

                       WILMINGTON SMALL CAP CORE PORTFOLIO

SUMMARY

Investment Objective               -      The WILMINGTON SMALL CAP CORE
                                          PORTFOLIO seeks long-term capital
                                          appreciation.

Investment Focus                   -      Equity (or related) securities

Share Price Volatility             -      High



Principal Investment Strategy      -      The WILMINGTON SMALL CAP CORE
                                          PORTFOLIO does not buy individual
                                          securities directly. Instead, the
                                          Portfolio pursues its investment
                                          objective by investing in other mutual
                                          funds - currently the Small Cap Growth
                                          Series and the Small Cap Value Series
                                          of WT Investment Trust I (the
                                          "Underlying Series"). The Portfolio
                                          invests its assets in the Underlying
                                          Series in accordance with weightings
                                          determined by the investment adviser.
                                          Each of the Underlying Series invests
                                          directly in small capitalization
                                          equity securities in accordance with
                                          its investment policies and
                                          strategies.

                                    -     The WILMINGTON SMALL CAP CORE
                                          PORTFOLIO invests at least 80% of its
                                          assets in shares of the Underlying
                                          Series, which invest primarily in
                                          small capitalization equity
                                          securities. These Underlying Series
                                          are intended to give the Portfolio
                                          broad exposure to small cap companies
                                          in the U.S. equity markets. Currently,
                                          the Portfolio invests in the shares of
                                          the Small Cap Growth Series and the
                                          Small Cap Value Series of WT
                                          Investment Trust I (the "Trust");
                                          however, at any time, the Portfolio's
                                          investment adviser, Rodney Square
                                          Management Corporation ("RSMC"), may
                                          add or substitute Underlying Series in
                                          which the Portfolio may invest.

                                    -     In deciding how to allocate the
                                          Portfolio's assets between the
                                          Underlying Series, the investment
                                          adviser considers its outlook for the
                                          U.S. economy and financial markets,
                                          and the relative market valuations and
                                          volatility of the Underlying Series.
                                          The Portfolio normally invests within
                                          a range of 40% to 60% of its assets in
                                          each of the Small Cap Growth Series
                                          and the Small Cap Value Series. The
                                          investment adviser reserves the right
                                          to adjust the percentages invested in
                                          the Underlying Series and to
                                          substitute, add or subtract to the
                                          Underlying Series.

Principal Risks                    -      ALLOCATION RISK. In managing the
                                          Portfolio, the investment adviser
                                          allocates assets among the Underlying
                                          Series. The Portfolio's investment
                                          performance depends, in part, upon how
                                          its assets are allocated and
                                          reallocated among these Underlying
                                          Series. A principal risk of investing
                                          in the Portfolio is that the
                                          investment adviser's allocation
                                          techniques and decisions and/or
                                          selection of Underlying Series will
                                          not produce the desired results, and
                                          therefore the Portfolio may not
                                          achieve its investment objective.

                                    -     UNDERLYING SERIES RISKS. The value of
                                          your investment in the Portfolio is
                                          directly related to the investment
                                          performance of the Underlying Series
                                          in which it invests. Therefore, the
                                          principal risks of investing in the
                                          Portfolio are closely related to the
                                          principal risks associated with the
                                          Underlying Series and their
                                          investments. Because the Portfolio's
                                          allocation among two or more
                                          Underlying Series will vary, your
                                          investment may be subject to any and
                                          all of these risks at different times
                                          and to different degrees. Among the
                                          principal risks of the Underlying
                                          Series, which could adversely affect
                                          the net asset value and total return
                                          of the Portfolio, are:

                                    -     An investment in the Portfolio is not
                                          a deposit of Wilmington Trust Company
                                          or any of its affiliates and is not
                                          insured or guaranteed by the Federal
                                          Deposit Insurance Corporation or any
                                          other government agency.

                                    -     It is possible to lose money by
                                          investing in the Portfolio. There is
                                          no guarantee that the stock market or
                                          the securities that the Underlying
                                          Series holds will increase in value.

                                    -     The Portfolio's share price will
                                          fluctuate in response to changes in
                                          the market value of the Underlying
                                          Series' investments. Market value
                                          changes result from business or
                                          economic developments affecting an
                                          issuer as well as general market and
                                          economic conditions.

                                   -      Growth-oriented investments may be
                                          more volatile than the rest of the
                                          U.S. stock market as a whole.

                                    -     A value-oriented investment approach
                                          is subject to the risk that a security
                                          believed to be undervalued does not
                                          appreciate in value as anticipated.

                                    -     Each Underlying Series may use equity
                                          derivatives to pursue its investment
                                          objective. The use of derivatives may
                                          expose a Series to additional risks
                                          that it would not be subject to if it
                                          invested directly in the securities
                                          underlying those derivatives. These
                                          risks may cause the Underlying Series
                                          to experience higher losses than a
                                          fund that does not use derivatives.

                                    -     Small capitalization companies may be
                                          more vulnerable than large companies
                                          to adverse business or economic
                                          developments, and their securities may
                                          be less liquid and more volatile than
                                          securities of larger companies.

                                    -     The performance of the Underlying
                                          Series will depend on whether or not
                                          the investment advisers are successful
                                          in pursuing the investment strategy.

                                    -     Please see "Additional Risk
                                          Information" for a description of
                                          these and other risks associated with
                                          the Underlying Series and an
                                          investment in the Portfolio.

Investor Profile                   -      Investors who want the value of their
                                          investment to grow and who are willing
                                          to accept more volatility for the
                                          possibility of higher returns.

PERFORMANCE INFORMATION

                       WILMINGTON SMALL CAP CORE PORTFOLIO

            The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual returns for one year and five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, ("1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. The performance shown in the bar chart and table below reflects the performance of the Portfolio's investment in the Small Cap Core Series, its master series under a master/feeder structure. Effective December 1, 2003, the Portfolio no longer utilizes a master/feeder structure but instead allocates its assets among one or more mutual funds. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                            (PERFORMANCE YEAR GRAPH)


                                PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003: 22.03%

           BEST QUARTER                          WORST QUARTER
              22.89%                                -22.01%
         (March 31, 2000)                     (September 30, 2001)

                                                                           Since                                Since
INSTITUTIONAL SHARES                                                      June 29,                            Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/02                    1 Year            1998           5 Years          April 1, 1997(1)
-------------------------------------                    ------            ----           -------           --------------
Small Cap Core Portfolio Return Before Taxes             (23.91)%         (2.82)%          (1.78)(2)            3.81%(2)
Return After Taxes on Distributions (3)                  (23.91)%         (3.43)%            N/A                N/A
Return After Taxes on Distributions and Sale of          (14.68)%         (2.15)%            N/A                N/A
  Shares (3)
Russell 2000 Index (reflects no deductions
  for fees, expenses or taxes) (4)                       (20.48)%         (2.56)%          (1.36)%              3.30%


(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

            The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          Institutional
                                                             Shares
Maximum sales charge (load) imposed on purchases
      (as a percentage of offering price)                     None
Maximum deferred sales charge                                 None
Maximum sales charge imposed on reinvested dividends          None
      (and other distributions)
Redemption fee(1)                                             1.00%
Exchange fee(1)                                               1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

            ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                     Institutional
                                        Shares

Management fees(1)                       None
Distribution (12b-1) fees                None
Other expenses (2)                       0.24%
Underlying Series' expenses (3)          1.13%
TOTAL ANNUAL OPERATING EXPENSES          1.37%

(1) The investment adviser to the Portfolio is RSMC and the investment advisers to the Small Cap Growth Series and the Small Cap Value Series are Roxbury Capital Management, LLC ("Roxbury") and Cramer Rosenthal McGlynn, LLC ("CRM"), respectively. RSMC is not paid an advisory fee for services provided to the Portfolio. Roxbury and CRM, as investment advisers to the respective Underlying Series, will receive investment advisory fees of 1.00% and 0.75%, respectively.

(2) "Other expenses" have been restated to reflect current fees in connection with the change in the investment structure from a master/feeder structure to an investment structure that allocates the Portfolio's assets among one or more affiliated mutual funds as approved by shareholders on November 14, 2003.

(3) "Underlying Series' expenses" are based upon the equal allocation of the Portfolio's assets between the Underlying Series. For a listing of the expenses associated with each Underlying Series, please see "Management of the Portfolio-Underlying Series Expenses." Actual Underlying Series' expenses for the Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above. The Portfolio will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in shares of the Underlying Series. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Series.

EXAMPLE

      This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

      -     you reinvested all dividends and other distributions;

      -     the average annual return was 5%;

      - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

      -     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

WILMINGTON SMALL CAP CORE PORTFOLIO        1 YEAR           3 YEARS       5 YEARS        10 YEARS
-----------------------------------        ------           -------       -------        --------
      Institutional Shares                  $139             $434           $750          $1,646

      The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

            The WILMINGTON SMALL CAP CORE PORTFOLIO seeks long-term capital appreciation. The investment objective for the Portfolio may not be changed without shareholder approval. There is no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

            The WILMINGTON SMALL CAP CORE PORTFOLIO will invest at least 80% of its assets in the Small Cap Growth Series and Small Cap Value Series of the Trust (the "Underlying Series"), which invest primarily in small capitalization equity securities. The Underlying Series are expected to give the Portfolio broad exposure to small cap companies in the U.S. equity markets. The Portfolio normally invests all of its assets in shares of the Underlying Series and does not invest directly in stocks of other issuers. The Portfolio will invest in the Small Cap Growth Series and Small Cap Value Series; however, at any time, the Portfolio's investment adviser may add or substitute Underlying Series in which the Portfolio may invest.

            In deciding how to allocate the Portfolio's assets between the Underlying Series, the investment adviser considers its outlook for the U.S. economy and financial markets, and the relative market valuations and volatility of the Underlying Series. The Portfolio normally invests within a range of 40% to 60% of its assets in the Small Cap Growth Series and within a range of 40% to 60% of its assets in the Small Cap Value Series. The investment adviser reserves the right to adjust the percentages invested in the Underlying Series and to substitute, add or subtract to the Underlying Series. The investment adviser determines how the Portfolio allocates and reallocates its assets between the Underlying Series. The major equity asset classes held by the Underlying Series are those categorized by the size of issuer (small capitalization) and investment style or category (growth or value).

            The investment adviser does not allocate the Portfolio's assets according to a predetermined percentage or blend of the Underlying Series; instead, the investment adviser regularly determines the appropriate mix for the Portfolio by allocating among the Underlying Series. When making these decisions, the investment adviser considers various quantitative and qualitative data relating to the U.S. economy and securities markets. This data may include but are not limited to: projected growth trends in the U.S. economy; forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve); current and projected trends in inflation; relative valuation levels; volatility in the equity market; the outlook and projected growth of various industrial sectors; information relating to business cycles; borrowing trends and the cost of capital; political trends; data relating to trade balances; and labor or employment information. The investment adviser may also consider proprietary research provided by the investment advisers of the Underlying Series. The investment adviser has the flexibility to reallocate the Portfolio's assets in varying percentages among the Underlying Series based on the investment adviser's ongoing analyses of the equity markets, although these tactical shifts are not expected to be large or frequent in nature. This approach allows the investment adviser to allocate assets among Underlying Series that employ both growth-oriented or value-oriented stock selection and to take advantage of the experience of the investment advisers of the Underlying Series in selecting either growth or value stocks.

THE UNDERLYING SERIES

                             SMALL CAP GROWTH SERIES

PRINCIPAL INVESTMENT STRATEGIES

            The Small Cap Growth Series, under normal market conditions, will invest at least 80% of its total assets in the following equity or equity-related securities:

      - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P SmallCap 600 Index ("small cap companies")

      - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

      -     options on indices of the common stock of small cap companies

      - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts

            Small cap companies are those whose capitalization is similar to the market capitalization of companies in the S&P SmallCap 600 Index at the time of the Series' investment. As of September 30, 2003, the market capitalization of the companies that make up the S&P SmallCap 600 Index was between $58.9 million and $3.8 billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a small market capitalization for purposes of the 80% policy. The Series is not limited to only small-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalizations.

            The Series may also invest in certain option and financial futures contracts ("derivatives") foreign securities, including American Depositary Receipts. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. The investment adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the investment adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

            At the time of purchase, individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations, individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of a company.

            The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Under normal market conditions, the Series' turnover rate is expected to be less than 200%. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Such factors may have the effect of lowering overall fund performance.

            In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that the Series and the Portfolio will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices.

                             SMALL CAP VALUE SERIES

PRINCIPAL INVESTMENT STRATEGIES

            The Small Cap Value Series invests, under normal market conditions, at least 80% of its total assets in the following equity or equity-related securities:

      - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index ("small cap company")

      - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

      -     warrants

            The Series is a diversified portfolio of U.S. equity or equity-related securities of small cap companies that are believed by the investment adviser to be undervalued as compared to the company's profitability potential. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2003, the capitalization of the largest stock in the Russell 2000 Value Index is less than $2.3 billion.

            The Series seeks to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

            The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

            The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies, which it believes will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/ distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

      -     Financial models based principally upon projected cash flows

      - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company

      -     The extent of management's ownership interest in a company

      - A company's market position by corroborating its observations and assumptions with management, customers and suppliers

            The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

            The identification of change comes from a variety of sources including the extensive use of its own proprietary database as well as computer screens, which are run using various criteria. In addition, the investment adviser has an extensive network of relationships with clients, other investors, and intermediaries such as national and regional brokerage firms. Members of the investment adviser's portfolio management team regularly meet with companies around the country and sponsor annually more than 200 company/management meetings in its New York office.

            By reviewing historical relationships and understanding the characteristics of a business, the investment adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

            An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for a stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

            The frequency of portfolio transactions and the Series' turnover rate will vary from year to year depending on the market. Under normal market conditions, the Series' turnover rate is expected to be less than 100%. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Such factors may have the effect of lowering overall Series' performance.

            The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices.

ADDITIONAL RISK INFORMATION

            The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information ("SAI"):

      - ALLOCATION RISK: The Portfolio's investment performance depends, in part, upon how its assets are allocated and reallocated among two or more Underlying Series. A principal risk of investing in the Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions and that the investment adviser will make less than optimal decisions in selecting the Underlying Series in which the Portfolio invests. The investment adviser attempts to identify asset classes and sub-classes represented by the Underlying Series that will provide consistent performance for the Portfolio, but there is no guarantee that the investment adviser's allocation techniques will produce the desired results. It is possible that the investment adviser will focus on Underlying Series that perform poorly or underperform other available Series under various market conditions.

      - UNDERLYING SERIES RISKS. Because the Portfolio invests all of its assets in Underlying Series, the risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Series. The ability of the Portfolio to achieve its investment objective will depend upon the ability of the Underlying Series to achieve their objective. There can be no assurance that the investment objective of any Underlying Series will be achieved.

            The Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Series in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Series will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Series, which will vary. To the extent that the Portfolio invests a significant portion of its assets in an Underlying Series, it will be particularly sensitive to the risks associated with that Underlying Series.

            The following principal risks are associated with investments in the Underlying Series and, indirectly, with your investment in the Portfolio. Each Underlying Series may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Series can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Series, please refer to our SAI.

      - SMALL CAP RISK: Small cap or medium size companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

      - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

      - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

      - DERIVATIVES RISK: Some of the Underlying Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Underlying Series' total assets may be committed or exposed to derivative strategies.

      - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

      - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

      - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

      - VALUATION RISK: The risk that the Underlying Series has valued certain of its securities at a higher price than they can be sold.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Portfolio. Investors Shares are not yet offered and, therefore, no financial highlights are available. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.


                                                                                                                    For the Period
                                                                                                For the Period      June 29, 1998(1)
                                                                                                January 1, 1999         Through
                                                       For the Fiscal Years Ended June 30,      Through June 30,      December 31,
SMALL CAP CORE PORTFOLIO                2003            2002            2001            2000+         1999+               1998+
------------------------                ----            ----            ----            -----         -----               -----
   INSTITUTIONAL SHARES

NET ASSET VALUE - BEGINNING
   OF PERIOD                          $    9.15     $    10.63      $    12.97       $   9.51     $   9.36          $   10.00
                                      ---------     ----------      ----------       --------     --------          ---------

INVESTMENT OPERATIONS:

   Net investment income (loss)           (0.02)(4)         --(3,4)       0.16             --(3)      0.02               0.02
   Net realized and unrealized
      gain (loss) on investments          (0.54)         (1.47)          (1.14)          3.50         0.13              (0.62)
                                      ---------     ----------      ----------       --------     --------          ---------
   Total from investment
      operations                          (0.56)         (1.47)          (0.98)          3.50         0.15              (0.60)
                                      ---------     ----------      ----------       --------     --------          ---------
DISTRIBUTIONS:

   From net investment income                --          (0.01)          (0.01)         (0.02)          --              (0.02)
   From net realized gain                    --             --           (1.21)         (0.02)          --                 --
   In excess of net realized gain            --             --           (0.14)            --           --              (0.02)
                                      ---------     ----------      ----------       --------     --------          ---------
   Total distributions                       --          (0.01)          (1.36)         (0.04)          --              (0.04)
                                      ---------     ----------      -----------      --------     --------          ---------
NET ASSET VALUE - END OF PERIOD       $    8.59     $     9.15      $    10.63       $  12.97     $   9.51          $    9.36
                                      =========     ==========      ===========      ========     ========          =========
TOTAL RETURN                              (6.12)%       (13.84)%         (6.88)%        36.93%        1.60%**           (6.03)%**

RATIOS (TO AVERAGE NET ASSETS)/

   SUPPLEMENTAL DATA:(2)
   Expenses:
   Including expense limitations           1.00%          0.89%           0.83%          0.80%        0.80%*             0.80%*
   Excluding expense limitations           1.01%          0.89%           0.90%          0.91%        0.90%*             0.95%*
   Net investment income (loss)           (0.21)%        (0.03)%          0.15%          0.02%        0.39%*             0.45%*
Portfolio turnover rate                      62%            44%             53%            47%           7%                10%
Net assets at end of period
  (000 omitted)                       $  73,700     $  106,915      $  136,236       $103,456     $ 76,316          $  82,156



-----------

*     Annualized.

**    Not annualized.

1.    Commencement of operations.

2. Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

3.    Less than $0.01 per share.

4. The net investment loss per share was calculated using the average shares outstanding method.

+ Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

MANAGEMENT OF THE PORTFOLIO

            The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-today management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

            Rodney Square Management Corporation ("RSMC"), the investment adviser for the Wilmington Small Cap Core Portfolio, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2003, RSMC had $5.6 billion assets under management.

            The Portfolio does not pay an advisory fee to RSMC for the advisory services provided to the Portfolio. The Portfolio does, however, indirectly pay its proportionate share of the advisory fees paid by the Underlying Series in which the Portfolio invests.

PORTFOLIO MANAGER

            The day-to-day management of the Portfolio is the responsibility of Sebastiano Mancarella, who implements the Portfolio's investment allocations as determined by the Investment Strategy Team of RSMC and its affiliates. The Investment Strategy Team is a group of investment professionals who meet regularly to determine the recommended asset allocation based upon several factors, including current market and economic conditions. Mr. Mancarella, Assistant Vice President of RSMC, has been with RSMC or its affiliate since July 1997.

INVESTMENT ADVISER - SMALL CAP GROWTH SERIES

            Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser for the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2003, had assets under management of approximately $3.1 billion.

            The Small Cap Growth Series pays Roxbury an advisory fee at the annual rate of 1.00% of the Series' first $1 billion of average daily net assets; 0.95% of the Series' next billion of average daily net assets; and 0.90% of the Series' average daily net assets over $2 billion.

            The day-to-day portfolio management of the Series is the responsibility of Roxbury's investment committee. The investment committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team. The business experience of individuals at Roxbury primarily responsible for researching and recommending investment opportunities for the Series is as follows:

            STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has eleven years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio

Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

            ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has ten years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

            BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has seven years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities.

INVESTMENT ADVISER - SMALL CAP VALUE SERIES

            Cramer Rosenthal McGlynn, LLC ("CRM"), 520 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Small Cap Value Series. Subject to the control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than thirty years. As of September 30, 2003, CRM had over $4 billion of assets under management.

            For the twelve months ended June 30, 2003, CRM received investment advisory fees of 0.75% of the average daily net assets of the Series.

            The day-to-day management of the Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management. In addition, James P. Stoeffel and Terry Lally are leaders of the team responsible for the management of the Series. Carl Brown, Michael Caputo, Kevin M. Chin, Todd Denker, Brendan Hartman and Adam L. Star assist the team leaders in the day-to-day management of the Series. Each portfolio manager's business experience and educational background is as follows:

            RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

            JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

            JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

            KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the

Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

            ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

            CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

            TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

            BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

            TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

            MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

UNDERLYING SERIES EXPENSES

            The Portfolio will not pay any sales load, Rule 12b-1 distribution fee or shareholder service fee in connection with its investments in the Underlying Series. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Series after any fee waivers and expense reimbursement, if any. Examples of these expenses are set forth in the table below.

                                          SMALL CAP            SMALL CAP
                                        GROWTH SERIES         VALUE SERIES
 Management fees                            1.00%                0.75%
 Other expenses                             0.37%                0.13%
 TOTAL ANNUAL OPERATING EXPENSES            1.37%                0.88%

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                             Shareholder
Management                                        Services

      INVESTMENT ADVISER                                TRANSFER AGENT
Rodney Square Management Corp.                            PFPC Inc.
   1100 North Market Street                             760 Moore Road
     Wilmington, DE 19890                         King of Prussia, PA 19406

                                                  Handles shareholder services,
                                                  including recordkeeping and
                                                      statements, payment of
    Manages the Portfolio's                       distributions and processing
    investment activities.                          of buy and sell requests.






                                 WT MUTUAL FUND
                       WILMINGTON SMALL CAP CORE PORTFOLIO


Portfolio                                          Asset
Operations                                         Safe Keeping

         ADMINISTRATOR                                       CUSTODIAN
 Rodney Square Management Corp.                       Wilmington Trust Company
    1100 North Market Street                          1100 North Market Street
      Wilmington, DE 19890                              Wilmington, DE 19890

     SUB-ADMINISTRATOR AND                            Holds the Portfolio's assets,
        ACCOUNTING AGENT                              settles all  portfolio trades
                                                        and collects most of the
           PFPC Inc.                                   valuation data required for
      301 Bellevue Parkway                              calculating the Portfolio's
      Wilmington, DE 19809                                    NAV per share.
 Provides facilities, equipment
   and personnel to carry out
    administrative services
  related to the Portfolio and
   calculates the Portfolio's
     NAV and distributions.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

            The Underlying Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by an Underlying Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

            PFPC determines the net asset value ("NAV") per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation.

            Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                  Good Friday            Labor Day
Martin Luther King, Jr. Day     Memorial Day           Thanksgiving Day
Presidents' Day                 Independence Day       Christmas Day

PURCHASE OF SHARES

            Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of the Portfolio is $1,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

            You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

            BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

       Regular mail:                               Overnight mail:

       Wilmington Equity Portfolios                Wilmington Equity Portfolios
       c/o PFPC Inc.                               c/o PFPC Inc.
       P.O. Box 9828                               760 Moore Road
       Providence, RI 02940                        King of Prussia, PA 19406

            BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

            ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day. Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

            You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

            REDEMPTION FEES: The Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

            BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

   Regular mail:                                   Overnight mail:
   Wilmington Equity Portfolios                    Wilmington Equity Portfolios
   c/o PFPC Inc.                                   c/o PFPC Inc.
   P.O. Box 9828                                   760 Moore Road
   Providence, RI02940                             King of Prussia, PA 19406

            BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

            ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares. If shares to be redeemed represent a recent investment made by check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

            SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

            For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

            You may exchange all or a portion of your shares in the Portfolio for shares in the same share class of the following funds ("Wilmington Portfolios"):

Wilmington Premier Money Market Portfolio             Wilmington International Multi-Manager Portfolio
Wilmington Short/Intermediate Bond Portfolio          Wilmington Large Cap Value Portfolio
Wilmington Broad Market Bond Portfolio                Wilmington Mid Cap Value Portfolio
Wilmington Municipal Bond Portfolio                   Wilmington Small Cap Value Portfolio
Wilmington Short-Term Income Portfolio                Wilmington Large Cap Strategic Allocation Fund
Wilmington Large Cap Growth Portfolio                 Wilmington Mid Cap Strategic Allocation Fund
Wilmington Large Cap Core Portfolio                   Wilmington Small Cap Strategic Allocation Fund

            Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

            Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

            FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

            To obtain prospectuses of the other Wilmington Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

            Distributions from the net investment income of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually.

            Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

            As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolio's distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

            The Portfolio's distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

            It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

            STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

            This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our

SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

            The Distributor manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

            Currently, the Portfolio only offers Institutional Shares. However, the Portfolio may, in the future, issue Investor Shares. Each class of shares bears a pro rata portion of the Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds.

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

            FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

            ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

            STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

            Copies of these documents and answers to questions about the Portfolio may be obtained free of charge by contacting:

                        WT Mutual Fund
                        c/o PFPC Inc.
                        760 Moore Road
                        King of Prussia, Pennsylvania 19406
                        (800) 336-9970
                        9:00 a.m. to 5:00 p.m. Eastern time

            Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

            FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.


            The investment company registration number is 811-08648.